Harnessing the Genomic Revolution & Machine Learning to Pioneer Microbiome Therapeutics CORPORATE PRESENTATION | JANUARY 2022 Exhibit 99.1

Forward-Looking Statements Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Words such as "anticipates," "believes," "expects," "intends," “plans,” “potential,” "projects,” “would” and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding: the growth, strategy, initiation, timing, progress and results of the Company’s current and future research and development programs, preclinical studies and clinical trials and related preparatory work and the period during which the results of such trials will become available, including specifically the conduct of a Phase 3 trial in recurrent C. difficile and the initiation and conduct of Phase 1 trials in autism and chronic hepatitis B and the timing of data readouts from those trials; the Company’s and its collaborators’ ability to obtain regulatory approval of CP101, FIN-211, TAK-524, FIN-525 and any other current and future product candidates that it develops; the Company’s ability to expand on its pipeline and to develop additional product candidates; its expectations regarding the potential market size and the rate and degree of market acceptance for any product candidates that it develops; the therapeutic value and commercial potential of candidates developed using its Human-First Discovery platform; the strength of the Company's patent portfolio; and the Company’s expected cash runway. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among others: the Company’s limited operating history and historical losses; the Company’s ability to raise additional funding to complete the development and any commercialization of its product candidates; the Company’s dependence on the success of its lead product candidate, CP101; the possibility that the Company may be delayed in initiating, enrolling or completing any clinical trials; results of clinical trials may not be sufficient to satisfy regulatory authorities to approve the Company’s product candidates in their targeted or other indications (or such authorities may request additional trials or additional information); results of clinical trials may not be indicative of final or future results from later stage or larger clinical trials (or in broader patient populations once the product is approved for use by regulatory agencies) or may not be favorable or may not support further development; the Company’s product candidates, including CP101 and FIN-211, may not generate the benefits to patients that are anticipated; anticipated regulatory approvals may be delayed or refused; competition from third parties that are developing products for similar uses; the Company’s ability to maintain patent and other intellectual property protection and the possibility that the Company’s intellectual property rights may be infringed, invalid or unenforceable or will be threatened by third parties; the Company’s ability to qualify and scale its manufacturing capabilities in anticipation of commencement of multiple global clinical trials; the Company’s lack of experience in selling, marketing and distributing its product candidates; the Company’s dependence on third parties in connection with manufacturing, clinical trials and preclinical studies; and risks relating to the impact and duration of the COVID-19 pandemic on the Company’s business. These and other risks are described more fully in the Company’s filings with the Securities and Exchange Commission (“SEC”), including the section titled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 10, 2021, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.   Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. Finally, while the Company believes its own internal research is reliable, such research has not been verified by any independent source. Human-First Discovery® is a registered trademark of the Company.

Management team composed of accomplished biopharma executives and leading microbiome and machine learning experts Mark Smith, PhD Chief Executive Officer Jim Sigler, MBA Executive VP CMC Sonia Timberlake, PhD Senior VP Research Greg Perry Chief Financial Officer Management team has collectively developed >40 approved therapeutics Michelle Rose, PhD Chief Regulatory Officer Joe Vittiglio, JD Chief Business & Legal Officer Marc Blaustein Chief Operating Officer Debra Silberg, MD, PhD Interim Chief Medical Officer

The microbiome is an untapped target for therapeutic intervention Sources: Tierney Cell Host Microbe 2019 ~20K human genes >20M microbial genes Immune modulation Humans carry 1000-fold more microbial genes than host genes The microbiome is an organ system fundamental to human health Enabled by genomics and data science, Finch is pioneering microbiome therapeutics Metabolic function Neurologic regulation

Differentiated discovery process, with proof-of-concept clinical data leveraged to guide product design and de-risk development Uniquely positioned to harness full diversity and potential of the microbiome across diverse therapeutic areas; platform supported by leading patent portfolio Leading machine learning-based platform recognized by Takeda partnership Data-rich period ahead, with multiple programs advancing towards the clinic Positive pivotal data with lead asset provides foundation for future growth Investment Highlights

Growing body of clinical evidence across diverse therapeutic areas fuels our discovery engine and guides product design Source: Clinicaltrials.gov Oncology Hepatology Metabolic Neuropsychiatric Infectious disease Gastrointestinal Finch has proprietary access to data through strategic partnerships with leading providers of FMT in the US, China and Australia Other >300 registered clinical trials evaluating Fecal Microbiota Transplantation (FMT) Recent FMT research spans diverse therapeutic areas with significant unmet needs

Our Human-First Discovery platform enables capital efficient de-risking Enabled by: Machine learning engine Enabled by: Proprietary access to data 2. Data-Mining for Mechanistic Insights 1. Clinical Proof-of-Concept (3rd party data) 3. Product Development Enabled by: Platform to target full microbiome Program launch & capital commitment Starting discovery with proof-of-concept human data reduces risk early Complete Consortia Enriched Consortia Targeted Consortia

Finch is the only company with both complete and targeted approaches for developing microbiome therapeutics DONOR-INDEPENDENT DONOR-DERIVED Complete Consortia Enriched Consortia Targeted Consortia Delivers complete microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways

Finch is advancing a diverse portfolio designed to establish entry points into new therapeutic areas Candidate Indication Consortia Type Program Rights GI/Immuno CP101 Recurrent C. difficile Complete TAK-524 (formerly FIN-524) Ulcerative Colitis Targeted FIN-525 Crohn’s Disease Targeted Neuro FIN-211 Autism Spectrum Disorder Enriched Liver CP101 Chronic Hepatitis B Complete Phase 1 Phase 3 Phase 2 Preclinical Takeda to lead development

CP101 for Recurrent C. difficile Infection (CDI)

Recurrent CDI is an enormous human and economic burden Sources: Zhang BMC Infect Dis 2016; Dehlholm-Lambertsen Ther Adv Gastroenter 2019 (1 EUR = 1.1482 USD); Desai BMC Infect Dis 2016; CDC Antibiotic Resistance Threat Report 2019 44K 2.4M $5B $27K Annual deaths attributable to CDI in the US Total inpatient days associated with CDI in the US Annual direct costs of CDI in the US Saved per patient by using microbiota transplantation CDC has declared C. difficile a top antibiotic resistance threat CDI CP101 Complete Consortia delivers full microbiome community

CP101 is designed to deliver a complete microbiome in orally administered capsules Lyophilization technology optimized to preserve entire community, enabling use across multiple indications Lyophilization & Encapsulation 2. Harvest, Purification, & Preservation 3. Lyophilization & Encapsulation 1. Healthy Donor Sourcing & Qualification Complete consortia composition provides potential for broad pipeline expansion Efficient, scalable manufacturing enabled by molecular screening of donors Spores (25-50 taxa) TLR agonists Chronic HBV 2° bile acid production Recurrent CDI Proprietary anti-inflammatory metabolite IBD Oxytocin induction Autism Non-Spores (500-1,000 taxa) All Bacterial Taxa

CP101 is positioned to serve a large population in recurrent CDI Sources: Desai BMC Infect Dis 2016 38K 46K 115K 461K ≥3 Recurrences 19% of recurrent CDI cases 2nd Recurrence 23% of recurrent CDI cases 1st Recurrence 58% of recurrent CDI cases Primary Cases 199K total recurrent CDI cases CDI in the US CP101 uniquely positioned to enable early intervention in the management of CDI CDI CP101 target population

PRISM3 enrolled a broad population including: PRISM3 Phase 2 trial designed to demonstrate superiority over SOC antibiotics alone Notes: Participants entering study on 1st recurrence were required to be >65 years of age; Sources: Desai BMC Infect Dis 2016; Guh N Engl J Med 2020 Recurrent C. difficile patients (n=198) Standard-of-care antibiotics Antibiotic washout CP101 Placebo Week 0 Week 8 Primary endpoint Sustained clinical cure Week 24 Safety endpoint Follow-up for safety Randomization Participants diagnosed with CDI via PCR testing Relevance: >80% of all CDI cases are diagnosed via PCR Participants experiencing their 1st CDI recurrence Relevance: 58% of all recurrent CDI cases are 1st recurrence CDI CP101 evaluated in a broad population to support labeling and market access

CP101 achieved its primary efficacy endpoint and demonstrated a safety profile similar to placebo in PRISM3 Primary efficacy analysis: Sustained clinical cure (absence of CDI recurrence) through Week 8 CP101 achieved 33.8% relative risk reduction for CDI recurrence Standard-of-care antibiotics then CP101 Standard-of-care antibiotics then Placebo n=102 n=96 p=0.0488 Sustained clinical cure at week 8 maintained through week 24 CDI SAEs: Serious adverse events CP101 met its primary efficacy endpoint, with no treatment-related SAEs in the CP101 arm Rate (%) sustained clinical cure (absence of CDI recurrence) through Week 24 Log-rank test p=0.0180 CP101 Time (Weeks) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 100 90 80 70 60 50 40 30 20 10 0 Placebo

Positive topline results from PRISM-EXT Phase 2 open-label trial of CP101 in recurrent CDI Week 0 Week 8 Primary safety & efficacy endpoints Week 24 Long-term safety & efficacy CP101 administration Participants with one or more CDI recurrences (n = 132) SOC antibiotics CDI Direct entry (n=82) PRISM3 roll overs (n=50) Robust sustained clinical cure in PRISM-EXT with no treatment-related SAEs through 24 weeks Sustained clinical cure (absence of CDI recurrence) Aggregated 88.2% sustained clinical cure rate shown through 8 weeks following last dose in a post-hoc analysis of participants that received up to two doses of CP101 in PRISM3 and PRISM-EXT* 8 weeks post CP101 + SOC antibiotics 24 weeks post CP101 + SOC antibiotics n=132 n=132 98% of participants with clinical cure at W8 maintained clinical cure through W24 SOC: Standard of care; SAEs: Serious adverse events; *Post-hoc analysis of 102 participants who received either a single dose of CP101 in PRISM3 (n=82) or two doses of CP101 by enrolling in PRISM-EXT (n=20)

p<0.0001 CP101 Placebo p<0.001 CP101 300 200 100 0 Successful engraftment Unsuccessful engraftment 300 200 100 0 Source: CP101 Phase 2 study (PRISM3) CDI Engraftment correlated with sustained clinical cure Sustained clinical cure through Week 8 by engraftment group Engraftment showed bimodal distribution Number of engrafted CP101-associated taxa at Week 1 CP101 showed significant engraftment overall Number of engrafted CP101-associated taxa at Week 1 Strong relationship between CP101 engraftment and clinical outcomes in PRISM3

Topline readout from Phase 3 trial of CP101 in recurrent CDI expected in H1 2023 Recurrent CDI patients (n~300) Standard-of-care antibiotics Antibiotic washout CP101 Placebo Week 0 Week 8 Primary endpoint Week 24 Safety endpoint Randomization Key Features Extension of antibiotic washout period to enhance engraftment Sample size increased to enhance power Global study to support marketing authorizations outside the US PRISM4 is designed to serve as a second pivotal trial to support a BLA for CP101 CDI

CP101 positioned to be market leader in recurrent CDI CDI Efficient, scalable manufacturing enabled by molecular rather than chemical pathogen exclusion Convenient, one-time oral administration Achieved primary endpoint, positioning CP101 to potentially serve a significant patient population: All stages of recurrent CDI All test methods for CDI diagnosis Complete consortia composition provides potential for label expansion Fast Track and Breakthrough Therapy designations for prevention of recurrent CDI

TAK-524 & FIN-525 for Inflammatory Bowel Disease (IBD)

Finch & Takeda working together to develop new therapeutics for IBD Sources: Dahlhamer MMWR 2016; Crohn’s and Colitis Foundation: Facts About IBD 2014; Bernstein Inflamm Bowel Dis 2010 3.1M 70,000 20% $31B+ Affected by IBD in the US alone Patients diagnosed with IBD per year in US With ulcerative colitis require colectomy In attributable costs per year in US IBD TAK-524 & FIN-525 Targeted Consortia Large unmet need for well-tolerated, effective therapeutics administered orally

Finch’s machine learning platform enables identification and isolation of promising targets from clinical data TAK-524 illustrates the power of Finch’s platform for the development of Targeted Consortia Sources: Rossen Gastroenterology 2015; Moayyedi Gastroenterology 2015; Paramsothy Lancet 2017; Costello JAMA 2017; Sandborn Gastroenterology 2012 Placebo All Donors Donor B Non- Donor B Remission (%) Four placebo-controlled FMT trials show compelling results compared to current standard of care Remission rates for induction in active UC (%) AbbVie (Humira) Ultra 2 Academic Medical Centre Amsterdam University of Adelaide University of New South Wales McMaster University Variation in effectiveness across donors supports Targeted Consortia approach Humira FMT Placebo IBD Takeda recently accelerated its leadership role in the development of the TAK-524 ulcerative colitis program

Finch’s combination of proprietary data and machine learning capabilities enable differentiated Targeted Consortia 2. Proprietary Algorithms Uncover Strain-Level Hits Reverse Translation Narrows Search Space 3. Strain Isolation from Effective Donors 4. Mechanism of Action Data Generation Depletion of microbes in patients with target condition, compared to healthy controls Abundance change in FMT responders Top targets identified High throughput molecular screens Human cells/tissue In vivo models Phylogenetic analysis to identify strain-level signals Isolation of specific strains from donor samples that demonstrated promising results in the clinic Finch’s platform brings the power of AI to microbiome therapeutic development

TAK-524 is designed to engage multiple mechanisms that are important to ulcerative colitis TAK-524 strains Target mechanisms Supported by human FMT engraftment data 1 2 3 Strain 1  Strain 2  Strain 3  Strain 4  Strain 5  Strain 6  Strain 7  Strain 8  Strain 9  TAK-524 contains 9 strains isolated directly from donors whose samples induced a response in clinical studies of FMT for UC Consortia includes multiple phyla (spore and non-spore-forming organisms) TAK-524 is designed to include multiple strains targeting three key mechanisms and strategies: 1: Production of immunoregulatory microbial metabolite class #1 2: Empirical association with clinical efficacy in UC FMT studies 3: Production of immunoregulatory microbial metabolite class #2 Mechanism strongly engaged Mechanism engaged

Lamina propria Intra epithelial Lamina propria Intra epithelial Administration of TAK-524 in vivo expands GI regulatory T-cells that are important for immune suppression TAK-524 expands GI-resident Tregs % of total lymphocytes TAK-524 expands GI-induced Tregs % of total lymphocytes Tregs: Regulatory T cells; GF: Germ free TAK-524 contains strains selected for their potential to provide targeted regulation of the immune system GF TAK-524 GF TAK-524 GF TAK-524 GF TAK-524

FIN-211 for Autism Spectrum Disorder (ASD)

ASD is a significant unmet need linked to the gut-brain axis Sources: Chaidez J Autism Dev Disord 2014; Cao Shanghai Arch Psychiatry 2013; CDC Data and Statistics on ASD 2019; Leigh J Autism Dev Disord 2015 Finch plans to initially focus on the subset of the ASD population suffering from significant GI symptoms 4.6M >30% 0 $100B Children and adults in the US with ASD Report significant GI symptoms (diarrhea/constipation) FDA-approved therapeutics for core symptoms of ASD Annual cost to care for individuals with ASD in the US Autism is a large unmet need with no FDA-approved therapeutics for core symptoms ASD Enriched Consortia Complete Consortia addresses community level dysbiosis Targeted Consortia ensure key mechanisms are consistently engaged FIN-211

Study Number of participants GI improvement Behavioral improvement Ward (2016) 9 N/A  Kang (2017) 18   Zhao (2019) 24   Li (2019) 85   Huanlong (unpublished) 31   Li (2021) 40   Total 207 Multiple lines of evidence point to a potential role of the microbiome in ASD Sources: Ding J Autism Dev 2017; Zhang JAMA Netw Open 2019; Bittker Neuropsychiatr Dis Treat 2018; Modahl Biol Psychiatry 1998; Sgritta Neuron 2019; Needham Biol Psychiatry 2020; Hsiao Cell 2013; Antonini Front Immunol 2019; Suzuki JAMA Psychiatry. 2013; Kang Microbiome 2017; Kang Sci Rep 2019; Zhao Gastrointest Endosc 2019 (DDW Abstract); Ward Open Forum Infect Dis 2016 (ID Week Abstract); Li Zhonghua Wei Chang Wai Ke Za Zhi 2019; Li Front Cell Infect Microbiol 2021 Early life events that impact the microbiome are associated with increased risk of ASD Cesarean section: 33% higher ASD risk Reduced breast feeding: 93% - 107% higher ASD risk Antibiotics: 144% - 264% higher ASD risk Oxytocin: Findings of depleted levels of oxytocin in those with ASD Key, non-spore microbes induce oxytocin production Gut barrier: Impaired gut barrier integrity and translocation of behavior-influencing metabolites (e.g. 4-EPS) Microbiome enhances gut barrier integrity Neuroinflammation: Higher activation of microglia in those with ASD, which may impact neurological function and development Multiple FMT studies show improvements in both GI and behavioral endpoints 1. Epidemiology 2. Mechanistic insights 3. PoC FMT clinical studies ASD Recent Cell paper highlights the limitations of cross-sectional data and the value of interventional FMT evidence

Open label data shows improvements in both GI and behavioral symptoms following microbiota transplantation Sources: Kang Microbiome 2017; Kang Sci Rep 2019 Children with ASD (n=18) Week 0 Week 8 Daily maintenance FMT doses 8 weeks post treatment Gastrointestinal Symptom Rating Scale (GSRS) and Childhood Autism Rating Scale (CARS) assessed at 8-weeks and 2 years post treatment 2 years post treatment High dose FMT Moderate ASD Cutoff Severe Mild Baseline 8 weeks post treatment 2 years post treatment Each dot represents an individual child 58% reduction in GI symptoms at 2 years post treatment compared to baseline 33% of children below the cutoff for ASD diagnosis at 2 years post treatment 45 40 35 30 25 20 15 ASD

Randomized, independent clinical study showed improvement in both GI and behavioral symptoms following microbiota transplantation Source: Zhao Gastrointest Endosc 2019 (DDW Abstract) Individuals with ASD (n=45) FMT and behavioral therapy (n=24) Control (behavioral therapy alone) (n=21) Week 0 Month 2 Behavioral (CARS) and GI symptoms (GSI) assessed at Week 0, Month 2, and Month 4 Month 4 Randomization n = 24 Behavioral scores significantly improved at 2 months post FMT n = 21 p<0.001 CARS score improvements at Month 2 (%) GI severity index (GSI) significantly improved Behavioral (CARS) scores significantly improved Microbiome shifted towards a healthy composition Results at 2 months post FMT ASD

Preclinical data show oxytocin-dependent behavioral improvements with microbiome therapy Sources: Sgritta Neuron 2019 Therapeutic benefit is eliminated when vagus nerve is severed or oxytocin receptor knocked out Microbiome therapy restores neurotypical behavior and oxytocin production Interaction (s) Oxytocin levels Interaction (s) Interaction (s) Control OxyR knockout OxyR knockout + microbiome therapy OxyR knockout + oxytocin ASD Neurotypical Autism model Autism model treated with oxy-inducing strain Severed vagus nerve Intact vagus nerve 200 150 100 50 0 2.0 1.5 1.0 0.5 0 300 200 100 0 90 60 30 0

FIN-211 is designed to address both the gastrointestinal (GI) and behavioral symptoms of ASD ASD Complete Consortia Enriched Consortia Targeted Consortia Delivers complete microbial community to restore broad community function Delivers selected microbes to target specific biological pathways Hybrid approach to restore broad community function and target specific pathways Pre-IND FDA feedback yielded two key insights: 1. FIN-211 may proceed directly to children with ASD 2. Demonstrating benefit for either GI or behavioral symptoms could support a BLA Enriched Consortia product strategy Designed to address both community-level and species-level dysbiosis in an oral formulation

Phase 1b AUSPIRE trial will evaluate multiple dosing regimens of FIN-211 in children with ASD and GI symptoms Children with ASD-GI (n~20) Ph1b Endpoints Primary endpoints Safety & tolerability Secondary endpoints Pharmacokinetics (engraftment) Exploratory endpoints Behavioral endpoints, including CARS scores GI endpoints, including spontaneous bowel movements ASD Vancomycin Pre-Treatment Low Dose No Vancomycin Pre-Treatment High Dose 2 weeks of FIN-211 dosing 8 weeks of FIN-211 dosing at highest tolerated dose from AUSPIRE Part A Children with ASD-GI (n~24) AUSPIRE Part A: Dose Escalation Interim readout expected in H2 2022 AUSPIRE Part B: Expansion Cohort Readout expected in 2023

CP101 for Chronic Hepatitis B Virus (HBV) Infection

Chronic HBV is a significant unmet need linked to the gut-liver axis Sources: WHO Global Hepatitis Report 2017; CDC Hepatitis B: The Pink Book; Committee on a National Strategy for the Elimination of Hepatitis B and C; Hepatitis B Foundation; Van der Hilst Med Care Res Rev 2009 Clinical data support the role of microbiome in chronic HBV 290M 900K 25-40% $160K Have chronic HBV globally, with 2M affected chronically in the US Deaths globally from chronic HBV-related complications per year Lifetime risk of liver cancer in patients with chronic HBV Cost of liver transplantation HBV CP101 Complete Consortia delivers full microbiome community

Multiple clinical studies with microbiota transplantation show improved HBV pathology Sources: Ren Hepatology 2017; Chauhan Digest Dis Sci 2020; Xie Gut 2018 Microbiota transplantation induced HBeAg clearance Microbiota transplantation induced HBeAg clearance and HBV DNA decrease Microbiota transplantation decreased HBsAg 6-month HBV DNA reduction (Log10 ) % change in HBsAg titer Antiviral therapy alone FMT and antiviral therapy Antiviral therapy alone FMT and antiviral therapy Antiviral therapy alone FMT and antiviral therapy Follow-up Baseline HBeAg titer (log10[S/CO]) Chauhan 2020 Ren 2017 Xie 2018 p=0.0002 Trial 1: HBeAg positive Trial 2: HBeAg positive Trial 3: HBeAg negative HBeAg clearance HBV Addressing community-level dysbiosis led to improvement of HBV endpoints

Anticipated Milestones

Finch positioned to continue momentum *As of 12/31/2021, unaudited cash and cash equivalents of $133.5 million 2021 Completed upsized $130.8M IPO Takeda accelerated leadership role in TAK-524 ulcerative colitis program Initiated enrollment in Phase 3 recurrent CDI trial Positive topline PRISM-EXT data from recurrent CDI trial Completed construction of commercial manufacturing facility Initiate Phase 1b chronic HBV trial Initiate Phase 1b ASD trial Initial readout from Phase 1b ASD trial Initial readout from Phase 1b chronic HBV trial Anticipated milestones 2022 2023  Anticipated cash runway into mid-2023*     Readout from Part B of Phase 1b ASD trial Topline readout from Phase 3 recurrent CDI trial

Harnessing the microbiome to transform patients’ lives

Appendix

Finch’s platform and pipeline is protected by a leading patent portfolio with significant longevity and broad relevance for the industry Extensive, multi-layered patent protection >50 issued U.S. and foreign patents and >130 patent applications pending Robust protection for lead candidate through 2036 Foundational patents in the field Priority dates of foundational patent family predate the industry, enabling broad protection for composition of matter, methods of use, manufacture, and formulation claims through 2031 Broad & diverse patent protection Protection for multiple microbiome product strategies, including donor-derived and donor-independent product strategies Diverse therapeutic coverage, with protection for a wide range of indications of interest

CP101 is designed to break the cycle of CDI recurrence Vegetative toxin-producing cells killed, but spores persist Disrupted microbiome + Antibiotics + CP101 Antibiotics Discontinued C. difficile spores C. difficile vegetative + Antibiotics Active C. difficile infection + C. difficile exposure 1° bile acids 2° bile acids Lack of protective 2° bile acids leads to germination of spores Cycle of CDI Recurrence Healthy Microbiome Healthy Microbiome Restored with CP101 CDI

CP101 restores the ability of the microbiome to produce protective secondary bile acids, breaking the cycle of CDI recurrence Source: CP101 Phase 1 study Weeks post-CP101 Number of bile acid conversion genes detected (out of 8) CDI CP101 restores microbial genes critical for bile acid metabolism Healthy microbiome Disrupted microbiome